Note 10 - Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Text Block]
NOTE 10 – NOTES PAYABLE

On January 3, 2011, the Company’s $5,000,000 term loan with Fifth Third Bank (“Fifth Third”) matured. The loan is in default, and the Company does not have the resources to pay the outstanding principal and accrued interest and does not expect to have it in the near future. Under the terms of the note, Fifth Third has the right to foreclose on the Bank’s stock which collateralizes the loan. The Company continues to accrue interest at the rate of the term loan at maturity which was 6.00%, 275 basis points above Fifth Third’s prime rate. On December 31, 2011, there was $458,000 of unpaid interest compared to $153,000 at December 31, 2010.